UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 1, 2005

Targeted Genetics Corporation

(Exact name of registrant as specified in its charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington		98101

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (206) 623-7612

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Effective September 1, 2005, Targeted Genetics entered into an amendment to a Funding Agreement with Biogen Idec, Inc., together with two Amended and Restated Promissory Notes, to restructure the repayment of outstanding debt in principal amounts of $10.0 million and $650,000, respectively. Under the amended agreements, Targeted Genetics made an initial payment on September 1, 2005 to Biogen Idec of $2.5 million, and agreed to make additional payments of approximately $3.1 million in August 2007 and $2.5 million in each of August 2008 and August 2009. In addition, Biogen Idec will receive one-third of certain up-front milestone payments received by the Targeted Genetics as prepayments of the remaining outstanding debt to be applied first to the payment of any accrued and unpaid interest on the principal being repaid and second to the payment of outstanding principal in reverse order of maturity (starting with the outstanding principal due on the latest payment date set forth above). In addition, Targeted Genetics granted Biogen Idec a right of co-sale in certain equity financings approved by Targeted Genetics’ board of directors before November 30, 2005 and Biogen Idec agreed not to sell any of its shares of Targeted Genetics common stock until the earlier of November 30, 2005 and the completion of such a financing. Biogen Idec also agreed to enter into an additional lock-up agreement if Targeted Genetics completes an equity financing before November 30, 2005. A press release announcing the debt restructure is attached as an exhibit to this Report.
     The Amendment No. 2 to Funding Agreement and the Amended and Restated Promissory Notes are attached as exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

10.1	Amendment No. 2 to Funding Agreement, dated September 1, 2005, between Targeted Genetics and Biogen Idec
10.2	Amended and Restated Promissory Note of Targeted Genetics dated September 1, 2005 (issued to Biogen Idec in principal amount of $10,000,000)
10.3	Amended and Restated Promissory Note of Targeted Genetics dated September 1, 2005 (issued to Biogen Idec in principal amount of $650,000)
99.1	Press Release of Targeted Genetics, dated September 1, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation
	By:	/s/ H. Stewart Parker
H. Stewart Parker
Dated: September 1, 2005		Chief Executive Officer and President

INDEX TO EXHIBITS

10.1	Amendment No. 2 to Funding Agreement, dated September 1, 2005, between Targeted Genetics and Biogen Idec
10.2	Amended and Restated Promissory Note of Targeted Genetics dated September 1, 2005 (issued to Biogen Idec in principal amount of $10,000,000)
10.3	Amended and Restated Promissory Note of Targeted Genetics dated September 1, 2005 (issued to Biogen Idec in principal amount of $650,000)
99.1	Press Release of Targeted Genetics, dated September 1, 2005

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